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                                                                    EXHIBIT 99.2

                                   FOCAL, INC.
                                 4 MAGUIRE ROAD
                               LEXINGTON, MA 02421

                                                     April 25, 2001


Genzyme Corporation
One Kendall Square
Cambridge, MA  02139
Attention: Earl M. Collier, Jr.

Dear Duke:

         This letter agreement sets forth our understanding with respect to certain matters relating to (x) the obligation of Genzyme Corporation ("Genzyme") to purchase from Focal, Inc. ("Focal"), at Focal's option, up to $5.0 million of Focal's Common Stock, $0.01 par value per share, pursuant to the terms of Section 1.2(a)(iii) of the Stock Purchase Agreement dated October 21, 1999 by and between Focal and Genzyme (the "Stock Purchase Agreement"), and (y) the Distribution and Marketing Collaboration Agreement dated October 21, 1999 between Genzyme and Focal (the "Distribution and Marketing Agreement"). Capitalized terms used herein which are not otherwise defined are used with the meanings ascribed thereto in the Stock Purchase Agreement.

         Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Focal and Genzyme hereby agree as follows:

1. Notwithstanding anything to the contrary contained in Section 1.2(a)(iii) of the Stock Purchase Agreement, subject to the following sentence, the Third Option Purchase Price on any Purchase Date (as defined below) shall mean (i) $0.70 per share, or (ii) if the Common Stock ceases to be listed on the Nasdaq National Market prior to such Purchase Date, $0.40 per share. If the Agreement and Plan of Merger by and among Genzyme, Focal and a wholly-owned subsidiary of Genzyme dated as of date hereof (the "Merger Agreement") is terminated prior to June 15, 2001, the Third Option Purchase Price shall mean the average of the per share regular 4:00 p.m. eastern time closing prices of the Common Stock as reported by the Nasdaq National Market (or if the Common Stock is not then listed on the Nasdaq National Market, on the principal trading market for the Common Stock at that time, or, if there is no principal trading market, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company) for the five consecutive trading days immediately preceding the applicable Purchase Date.

2. None of (1) the execution and delivery of the Merger Agreement, and consummation of the transactions contemplated thereby prior to the Effective Time (as defined in Merger Agreement), (2) the modification of the Marketing and Distribution Agreement as discussed below, (3) any termination of the Merger Agreement, (4) the Nasdaq National

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Genzyme Corporation
April 25, 2001
Page 2

    Market ceasing to list the Common Stock and (5) any public announcement relating to the foregoing, shall be deemed to constitute a cause to terminate the Stock Purchase Agreement pursuant to Section 1.2(e) or a failure of a condition to closing of the Third Option, or otherwise affect Genzyme's obligation to purchase the Shares upon Focal's exercise of the Third Option.

3. All information contained in the Merger Agreement, this letter, and the Company Disclosure Schedule (as defined in the Merger Agreement) and any actions taken by the parties in accordance with the Merger Agreement shall be deemed to constitute exceptions to the representations and warranties and other provisions in the Stock Purchase Agreement for purposes of determining whether the conditions to the exercise of the Third Option have been satisfied.

4. Notwithstanding the terms of the Stock Purchase Agreement, (i) the Exercise Notice for the Third Option may be delivered by Focal at any time during the period beginning on June 15, 2001 and ending on July 12, 2001, and (ii) the Third Option Closing and the transfer of Shares pursuant to the exercise of the Third Option shall occur as follows (with no potential delay due to the occurrence of a Material Event):

    (i) on July16, 2001, Genzyme shall purchase the number of Third Option Shares determined by dividing (x) 25% of the aggregate exercise amount by (y) the purchase price applicable on such purchase date, rounded to the nearest whole share;

    (ii) on July 31, 2001, Genzyme shall purchase the number of Third Option Shares determined by dividing (x) 25% of the aggregate exercise amount by (y) the purchase price applicable on such purchase date, rounded to the nearest whole share;

    (iii) on August 15, 2001, Genzyme shall purchase the number of Third Option Shares determined by dividing (x) 25% of the aggregate exercise amount by (y) the purchase price applicable on such purchase date, rounded to the nearest whole share; and

    (iv) on August 31, 2001, Genzyme shall purchase the balance of the Third Option Shares.

         July 16, July 31, August 15 and August 31, 2001 are referred to herein individually as a "Purchase Date" and collectively, as the "Purchase Dates."

5. Notwithstanding the foregoing and anything to the contrary in the Stock Purchase Agreement, Genzyme's obligation to purchase the Third Option Shares shall be determined as of June 15, 2001. If the conditions (other than deliveries of notices and other documents) to Genzyme's obligation to purchase the Third Option Shares, as modified by

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Genzyme Corporation
April 25, 2001
Page 3

    this letter agreement, are satisfied as of June 15, 2001, thereafter all conditions to Genzyme's obligation to purchase the Third Option Shares shall be waived except (i) the conditions in Section 5.2(a)(iii)(3) and (4) of the Stock Purchase Agreement and (ii) the receipt of the documents specified in
    Article VI of the Stock Purchase Agreement (which, to the extent such document refers to matters other than the conditions specified in (i), may refer to the status of circumstances known as of June 15, 2001 and may expressly disclaim any reference to any circumstance arising after such date).

6. The second bullet point in Exhibit B of the Distribution and Marketing Agreement is hereby deleted in its entirety and a new bullet point is inserted in lieu thereof which reads as follows:

    "o GSP will employ a cardiac sales group of at least twenty (20) individuals in the US market that will sell FocalSeal(R)-L product as one of its primary products. Focal will employ a dedicated thoracic promotional group of at least two (2) individuals to co-promote the same product within a reasonable time after System Launch."

7. The amendment to the Distribution and Marketing Agreement set forth in paragraph 6 above shall not constitute a Material Event, and shall in no way affect Genzyme's obligation to purchase the Shares upon Focal's exercise of the Third Option.

8. From the date of this Agreement through the earliest of (x) September 1, 2001, (y) the date the Merger Agreement becomes terminable by Genzyme pursuant to Section 8.1(c) of the Merger Agreement, or (z) the termination of the Merger Agreement in accordance with its terms, Genzyme agrees that
    (i) Genzyme will not sell, transfer or otherwise dispose of beneficial ownership of shares of Common Stock, (ii) in no event will Genzyme acquire beneficial ownership or voting rights with respect to shares of the Common Stock other than pursuant to (1) exercise of the Third Option under the Stock Purchase Agreement, (2) exercise of Genzyme's rights under Section 7.1 the Stock Purchase Agreement or (3) the terms of the Merger Agreement and the Voting Agreements (as defined in the Merger Agreement), and (iii) at any meeting of Focal's stockholders, unless otherwise requested by Focal, Genzyme shall ensure that no votes are cast nor proxies given with respect to the Excess Number (as defined below) of shares of Focal's Common Stock as to which Genzyme has beneficial ownership or voting rights. In the event Genzyme acquires beneficial ownership or voting rights with respect to an aggregate number of shares of Focal's Common Stock representing 40% or more of the number of outstanding shares of Focal's Common Stock as of the record date for any meeting of Focal's stockholders, the number of shares exceeding 40% of such number of outstanding shares of Focal's Common Stock shall be referred to as the Excess Number.

9. While the Merger Agreement is in effect, sections 4.1(b)(iv) and 4.10 of the Merger Agreement shall govern in lieu of Sections 7.1 and 8.4 of the Stock Purchase Agreement.

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Genzyme Corporation
April 25, 2001
Page 4

10. Except as specifically set forth herein, the Stock Purchase Agreement and Distribution and Marketing Agreement shall each remain in full force and effect and are hereby ratified and confirmed in all respects.

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Genzyme Corporation
April 25, 2001
Page 5

         Please countersign this letter in the space provided below to indicate your agreement with the foregoing.

                                     Very truly yours,

                                     FOCAL, INC.

                                     By: /s/ Ronald Rudowsky
                                         --------------------------------------
                                         Ronald Rudowsky, President

AGREED:

GENZYME CORPORATION

By: /s/ Earl M. Collier, Jr.
    ---------------------------------
    Earl M. Collier, Jr.,
    Executive Vice President